CONTACT:     Paul D. Baker
Comverse , Inc.
(212) 739-1060

Comverse Announces Fiscal 2012 Third Quarter Results;
Conference Call to Discuss Selected Financial Information to be Held Today at 8:00 AM

WAKEFIELD, MA, December 11, 2012 - Comverse, Inc. (“Comverse”; Nasdaq: CNSI) today announced its results for the three months ended October 31, 2012.
Consolidated Highlights: Below is selected consolidated financial information for the three and nine months ended October 31, 2012 and 2011 prepared in accordance with generally accepted accounting principles (“GAAP”) and, where indicated, not in accordance with GAAP (“non-GAAP”).

Comverse, Inc.:	Three months ended October 31,		Nine months ended October 31,
(In thousands except per share data)	2012	2011	2012	2011
Total revenue	$187,388	$243,797	$496,364	$589,616
Costs and expenses:
Cost of revenue	$117,882	$143,968	$316,483	$365,485
Research and development, net	20,379	25,273	59,243	73,990
Selling, general and administrative	39,756	43,217	119,253	133,836
Other operating expenses	5,582	1,838	6,689	14,888
Total costs and expenses	$183,599	$214,296	$501,668	$588,199
Income (loss) from operations	$3,789	$29,501	$(5,304)	$1,417
Expense adjustments	$12,333	$13,904	$26,294	$52,605
Comverse performance (1)	$16,122	$43,405	$20,990	$54,022

Interest expense	$(218)	$(283)	$(594)	$(754)
Depreciation and amortization	$(7,838)	$(8,566)	$(23,793)	$(25,914)

Operating margin	2.0%	12.1%	(1.1)%	0.2%
Comverse performance margin	8.6%	17.8%	4.2%	9.2%

GAAP earnings (loss) from continuing operations	$(6,800)	$16,040	$(27,296)	$(26,220)

GAAP earnings (loss) per share from continuing operations - Basic and Diluted	$(0.31)	$0.73	$(1.25)	$(1.20)

Weighted average common shares outstanding Basic and Diluted	21,923	21,923	21,923	21,923

Net cash provided by (used in) operating activities - continuing operations	$21,089	$3,163	$(29,407)	$(34,871)

(1)	"Comverse performance" has not been prepared in accordance with GAAP. See “Presentation of Non-GAAP Financial Measures” below.
Prior to October 31, 2012, the date of the Comverse Share Distribution (as defined below), Comverse, Inc. was a wholly-owned subsidiary of Comverse Technology, Inc. (“CTI”) organized as a Delaware corporation in November 1997. On October 31, 2012, CTI completed its previously announced spin-off of Comverse as an independent, publicly-traded company, accomplished by means of a pro rata distribution of 100% of Comverse's outstanding common shares to CTI's stockholders (the “Share Distribution”). Upon completion of the Share Distribution, the Company's shares were listed, and began trading, on NASDAQ under the symbol “CNSI.”

Philippe Tartavull, President & CEO of Comverse, Inc., said, “Following our October 31, 2012 spin-off as a well-capitalized independent public company with over $240 million in cash and cash equivalents and no debt, Comverse is focused on continuously improving operating efficiency and performance, the strong industrialization of our Business Support Systems product and launch of our Value-Added Services cloud offering, while continuing to serve our 450 communications service provider customers with the highest quality, most innovative BSS and VAS solutions.  Our converged BSS and VAS products and services continue to be recognized for market leadership, including our recent BSS market leader designation by research firm Gartner Group, and we intend to build on this position through strong investment in next-generation solutions and capabilities.”

Comverse BSS and VAS Segment Highlights:
Comverse's reportable segments are Comverse Business Support Systems (“Comverse BSS”) and Comverse Value-Added Services (“Comverse VAS”). The results of all of the other operations of the company, including the Comverse Mobile Internet operating segment (“Comverse MI”), Comverse's Netcentrex operations and Comverse's global corporate functions are included in the column captioned “Comverse Other” in the business segment information provided. As a result of the Starhome Disposition, Starhome's results of operations, including the gain on the sale of Starhome, are included in discontinued operations for the three and nine months ended October 31, 2012 and 2011.
Below is selected financial information for the three and nine months ended October 31, 2012 and 2011 for the Comverse BSS and Comverse VAS segments, as well as Comverse Other:

	Three months ended October 31,		Nine months ended October 31,
	2012	2011	2012	2011
	(Dollars in thousands)
SEGMENT RESULTS
Comverse BSS
Segment revenue	$67,846	$117,731	$194,578	$278,403
Gross margin	31.9%	44.9%	34.5%	44.6%
Income from operations	9,140	30,413	28,169	56,261
Operating margin	13.5%	25.8%	14.5%	20.2%
Segment performance	13,118	34,657	40,897	71,568
Segment performance margin	19.3%	29.4%	21.0%	25.7%
Comverse VAS
Segment revenue	$111,656	$112,655	$268,867	$276,234
Gross margin	48.6%	50.6%	46.4%	45.2%
Income from operations	44,028	48,372	91,048	99,017
Operating margin	39.4%	42.9%	33.9%	35.8%
Segment performance	44,028	48,667	91,964	100,553
Segment performance margin	39.4%	43.2%	34.2%	36.4%
Comverse Other (a)
Segment revenue	$7,886	$13,411	$32,919	$34,979
Gross margin	(81.0)%	(75.3)%	(36.2)%	(71.1)%
Loss from operations	(49,379)	(49,284)	(124,521)	(153,861)
Operating margin	(626.2)%	(367.5)%	(378.3)%	(439.9)%
Segment performance	(41,024)	(39,919)	(111,871)	(118,099)
Segment performance margin	(520.2)%	(297.7)%	(339.8)%	(337.6)%

(a) Consists of all of our operations other than the Comverse BSS and Comverse VAS segments.

	Three Months Ended October 31,		Nine Months Ended October 31,
(In millions)	2012	2011	2012	2011
Comverse BSS
Customer Solutions	$34.1	$82.3	$94.3	$168.3
Maintenance	33.7	35.4	100.3	110.1
Total	67.8	117.7	194.6	278.4
Comverse VAS
Customer Solutions	77.5	69.7	170.7	152.5
Maintenance	34.2	42.9	98.2	123.7
Total	111.7	112.6	268.9	276.2
Comverse Other
Customer Solutions	5.7	8.6	24.8	24.1
Maintenance	2.2	4.9	8.1	10.9
Total	7.9	13.5	32.9	35.0

Total Customer Solutions	117.3	160.6	289.8	344.9
Total Maintenance	70.1	83.2	206.6	244.7
Total Revenue	$187.4	$243.8	$496.4	$589.6

Selected Balance Sheet Highlights: Below is selected balance sheet data as of October 31, 2012 and July 31, 2012:

(In millions)	October 31, 2012	July 31, 2012
Cash and cash equivalents	$205.3	$116.3
Restricted cash and bank time deposits	43.1	37.6
Total	$248.4	$153.9
During the three months ended October 31, 2012, in connection with the completion of the Share Distribution, Comverse received from CTI a cash capital contribution of $38.5 million and all indebtedness payable by Comverse to CTI was settled through a capital contribution to our equity by CTI. In addition, we received $37.2 million of cash consideration from the disposition of Starhome, including $4.9 million held in escrow.
Conference Call Information
We will be conducting a conference call today at 8:00 am Eastern Time to discuss our results for the three months ended October 31, 2012.  An on-line, real-time webcast of the conference call will be available on our website at www.comverse.com. The conference call can also be accessed live via telephone at 1-678-825-8369.  Please dial in 5-10 minutes prior to the scheduled start time. A live webcast can be accessed at www.comverse.com.
A replay of the call will be available, beginning at approximately 11:00 am on December 11, 2012, for seven days, at 1-404-537-3406, and archived via webcast at www.comverse.com. The replay access code is 79424269.

Segment Performance
Comverse evaluates its business by assessing the performance of each of its operating segments. Comverse's Chief Executive Officer is its chief operating decision maker (“CODM”). The CODM uses segment performance, as defined below, as the primary basis for assessing the financial results of the operating segments and for the allocation of resources. Segment performance, as the company defines it in accordance with the Financial Accounting Standard Board's (“FASB”) guidance relating to segment reporting, is not necessarily comparable to other similarly titled captions of other companies.
Segment performance is computed by management as income (loss) from operations adjusted for the following: (i) stock-based compensation expense; (ii) amortization of acquisition-related intangibles; (iii) compliance-related professional fees; (iv) compliance-related compensation and other expenses; (v) impairment of goodwill; (vi) impairment of property and equipment; (vii) litigation settlements and related costs; (viii) restructuring charges; and (ix) certain other gains and charges. Compliance-related professional fees and compliance-related compensation and other expenses relate to fees and expenses recorded in connection with CTI’s efforts to (a) complete certain financial statements and audits of such financial statements, (b) become current in periodic reporting obligations under the federal securities laws, and (c) remediate material weaknesses in internal control over financial reporting.
In evaluating each segment’s performance, management uses segment revenue, which consists of revenue generated by the segment. Certain segment performance adjustments relate to expenses included in the calculation of income (loss) from operations, while, from time to time, certain segment performance adjustments may be presented as adjustments to revenue. We had no segment performance adjustments to revenue for any periods presented.

Presentation of Non-GAAP Financial Measures
Comverse provides Comverse Performance as additional information for its operating results. This measures is not in accordance with, or an alternative for, GAAP financial measures and may be different from, or not comparable to similarly titled or other non-GAAP financial measures used by other companies. Comverse believes that the presentation of this non-GAAP financial measure provides useful information to investors regarding certain additional financial and business trends relating to its results of operations as viewed by management in monitoring the company's businesses. In addition, management uses this non-GAAP financial measures for reviewing financial results and for planning purposes. See “Consolidated Reconciliation of GAAP to Non-GAAP Financial Measures” below.
About Comverse, Inc.
Comverse, Inc., is the world's leading provider of software and systems enabling converged billing and active customer management and value-added voice, messaging and mobile Internet services. Comverse's extensive customer base spans more than 125 countries and covers over 450 communication service providers serving more than two billion subscribers.
Forward-Looking Statements
This press release includes “forward-looking statements.” Forward-looking statements include financial projections, statements of plans and objectives for future operations, statements of future economic performance, and statements of assumptions relating thereto. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology. By their very nature, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance and the timing of events to differ materially from those anticipated, expressed or implied by the forward-looking statements in this press release. Such risks or uncertainties may give rise to future claims and increase exposure to contingent liabilities. These risks and uncertainties arise from (among other factors): the effect of the share distribution on our business relationships, operating results and business generally; general competitive, economic, political and market conditions and fluctuations; the risk that if our BSS customer solution order activity, including customer order activity for Comverse ONE, does not increase, our revenue and profitability would likely be materially adversely affected and we may be required to implement further cost reduction measures to preserve or enhance our operating results and cash position; risks related to the implementation of our strategy to pursue primarily higher margin VAS projects that resulted and may continue to result in lower VAS revenue; our advanced offerings may not be widely adopted by existing and potential customers and increases in revenue from our advanced offerings, if any, may not exceed or fully offset potential declines in revenue from traditional solutions; the potential loss of business opportunities due to continued concern on the part of customers and partners, about our financial condition; the difficulty in predicting quarterly and annual operating results as a result of a high percentage of orders typically generated late in fiscal quarters and in fiscal years, lengthy and variable sales cycles, the competitive bidding process required by customers, our focus on large customers and installations and short delivery windows required by customers; the effects of any potential decline or weakness in the global economy (due to among other things, the downgrade of the U.S. credit rating and European sovereign debt crisis) on the telecommunications industry, which may result in reduced information technology (or IT) spending and reduced demand for our products and services; the risk that restructuring initiatives to align operating costs and expenses with anticipated revenue could have an adverse impact on our product development, project deployment and the timely execution of our business strategy, and in addition, there is no assurance that these initiatives will reduce costs and the costs to implement them may offset any savings for a period of time; rapidly changing technology in our industries and our ability to enhance existing products and develop and market new products; the deferral or loss of one or more significant orders or customers or a delay in an expected implementation of such an order could materially and adversely affect our results of operations in any fiscal period, particularly if there are significant sales and marketing expenses associated with the deferred, lost or delayed sales; the potential incurrence of penalties if our solutions develop operational problems and significant costs to correct previously undetected operational problems in our complex solutions; the risk that increased competition could force us to lower our prices or take other actions to differentiate our products and changes in the competitive environment in the telecommunications industry worldwide could seriously affect our business; the risk that increased costs or reduced demand for our products resulting from compliance with evolving telecommunications regulations and the implementation of new standards may adversely affect our business and financial condition; the risk that the failure or delay in achieving interoperability of our products with our customers' systems could impair our ability to sell our products; third parties' infringement of our proprietary technology and the infringement by us of the intellectual property of third parties, including through the use of free or open source software; risks of certain of our contractual obligations exposing us to uncapped or other significant liabilities; the risk of diminishment in our capital resources as a result of, among other things, potential future negative operating results and cash flows; we may need to recognize future impairment of goodwill and intangible assets; risks associated with significant foreign operations and international sales, including the impact of geopolitical, economic and military conditions in foreign countries, conducting operations in countries with a history of corruption, entering into transactions with foreign governments and ensuring compliance with laws that prohibit improper payments; potential adverse fluctuations of currency exchange rates; and risks relating to our significant operations in Israel, including economic, political and/or military conditions in Israel and the Middle East, and uncertainties relating to research and development grants, tax benefits and the ability of our Israeli subsidiaries to pay dividends. These risks and uncertainties discussed above, as well as others, are discussed in greater detail in “Risk Factors” included in our Preliminary Information Statement filed as Exhibit 99.1 to our Registration Statement on Form 10 filed by us with the SEC on October 10, 2012 and in Part II, Item 1A “Risk Factors” of the Quarterly Report on Form 10-Q. for the quarterly period ended October 31, 2012. The documents and reports we file with the SEC are available through us, or our website, www.comverse.com, or through the SEC's Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) at www.sec.gov. We undertake no commitment to update or revise any forward-looking statements except as required by law.

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
(UNAUDITED)
(In thousands, except share and per share data)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2012	2011	2012	2011
Revenue:
Product revenue	$71,951	$96,975	$171,490	$211,604
Service revenue	115,437	146,822	324,874	378,012
Total revenue	187,388	243,797	496,364	589,616
Costs and expenses:
Product costs	37,423	47,003	89,356	105,572
Service costs	80,459	96,965	227,127	259,913
Research and development, net	20,379	25,273	59,243	73,990
Selling, general and administrative	39,756	43,217	119,253	133,836
Other operating expenses:
Impairment of goodwill	5,605	—	5,605	—
Restructuring charges	(23)	1,838	1,084	14,888
Total other operating expenses	5,582	1,838	6,689	14,888
Total costs and expenses	183,599	214,296	501,668	588,199
Income (loss) from operations	3,789	29,501	(5,304)	1,417
Interest income	163	377	606	1,260
Interest expense	(218)	(283)	(594)	(754)
Interest expense on notes payable to CTI	(205)	(204)	(455)	(386)
Other income (expense), net	147	(2,670)	(3,749)	(5,226)
Income (loss) before income tax provision	3,676	26,721	(9,496)	(3,689)
Income tax provision	(10,476)	(10,681)	(17,800)	(22,531)
Net income (loss) from continuing operations	(6,800)	16,040	(27,296)	(26,220)
Income from discontinued operations, net of tax	21,831	2,509	26,542	5,713
Net income (loss)	15,031	18,549	(754)	(20,507)
Less: Net income attributable to noncontrolling interest	(157)	(619)	(1,167)	(2,026)
Net income (loss) attributable to Comverse, Inc.	$14,874	$17,930	$(1,921)	$(22,533)
Weighted average common shares outstanding:
Basic and diluted	21,923,241	21,923,241	21,923,241	21,923,241
Net income (loss) attributable to Comverse, Inc.
Net income (loss) from continuing operations	$(6,800)	$16,040	$(27,296)	$(26,220)
Income from discontinued operations, net of tax	21,674	1,890	25,375	3,687
Net income (loss) attributable to Comverse, Inc.	$14,874	$17,930	$(1,921)	$(22,533)
Earnings (loss) per share attributable to Comverse, Inc.’s stockholders:
Basic and diluted earnings (loss) per share
Continuing operations	$(0.31)	$0.73	$(1.25)	$(1.20)
Discontinued operations	0.99	0.09	1.16	0.17
Basic and diluted earnings (loss) per share	$0.68	$0.82	$(0.09)	$(1.03)

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED AND COMBINED BALANCE SHEETS
(UNAUDITED)
(In thousands, except share and per share data)

	October 31, 2012	January 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$205,250	$160,726
Restricted cash and bank time deposits	28,655	28,893
Accounts receivable, net of allowance of $8,581 and $9,168, respectively	114,791	132,003
Inventories	28,400	27,275
Deferred cost of revenue	28,497	34,364
Deferred income taxes	10,849	8,441
Prepaid expenses and other current assets	41,201	53,074
Receivables from affiliates	—	2,576
Current assets of discontinued operations	—	40,773
Total current assets	457,643	488,125
Property and equipment, net	40,606	44,687
Goodwill	150,151	155,517
Intangible assets, net	9,996	22,034
Deferred cost of revenue	88,501	107,878
Deferred income taxes	9,020	10,153
Restricted cash - long-term	14,411	9,753
Other assets	54,955	55,839
Noncurrent assets of discontinued operations	—	8,961
Total assets	$825,283	$902,947
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$174,405	$187,773
Deferred revenue	313,373	347,891
Deferred income taxes	7,839	8,742
Income taxes payable	7,118	2,647
Current liabilities of discontinued operations	—	27,984
Total current liabilities	502,735	575,037
Deferred revenue	145,119	201,998
Deferred income taxes	39,512	40,595
Note payable to CTI	—	8,536
Other long-term liabilities	162,523	147,438
Noncurrent liabilities of discontinued operations	—	5,430
Total liabilities	849,889	979,034
Commitments and contingencies
Equity:
Comverse, Inc. stockholders’ equity:
Common stock, $0.01 par value - authorized, 100,000,000 shares; issued and outstanding, 21,923,241 shares	219	—
Accumulated deficit	(49,939)	—
Net investment of CTI	—	(104,073)
Accumulated other comprehensive income	25,114	20,999
Total Comverse, Inc. stockholders' equity	(24,606)	(83,074)
Noncontrolling interest	—	6,987
Total equity	(24,606)	(76,087)
Total liabilities and equity	$825,283	$902,947

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(In thousands)

	Nine Months Ended October 31,
	2012	2011
Cash flows from operating activities:
Net cash used in operating activities - continuing operations	$(29,407)	$(34,871)
Net cash (used in) provided by operating activities - discontinued operations	(1,277)	8,492
Net cash used in operating activities	(30,684)	(26,379)
Cash flows from investing activities:
Proceeds from sale of Starhome BV., net of cash sold $30.9 million	6,340	—
Purchase of property and equipment	(3,896)	(3,440)
Net change in restricted cash and bank time deposits	(5,300)	(11,336)
Proceeds from asset sales	309	1,419
Other, net	(386)	168
Net cash used in investing activities - continuing operations	(2,933)	(13,189)
Net cash used in investing activities - discontinued operations	(297)	(416)
Net cash used in investing activities	(3,230)	(13,605)
Cash flows from financing activities:
(Decrease) increase in net investment by CTI	(285)	3,041
Borrowings under note payable to CTI	9,500	500
Comverse Technology Inc., capital contribution	38,500	—
Repayment of bank loans, long-term debt and other financing obligations	(35)	(6,028)
Net cash provided by (used in) financing activities - continuing operations	47,680	(2,487)
Net cash provided by (used in) financing activities - discontinued operations	—	—
Net cash provided by (used in) financing activities	47,680	(2,487)
Effects of exchange rates on cash and cash equivalents	(1,708)	3,608
Net increase (decrease) in cash and cash equivalents	12,058	(38,863)
Cash and cash equivalents, beginning of period including cash from discontinued operations	193,192	213,038
Cash and cash equivalents, end of period including cash from discontinued operations	205,250	174,175
Less: cash and cash equivalents of discontinued operations, end of period	—	(29,285)
Cash and cash equivalents, end of period	$205,250	$144,890
Non-cash investing and financing transactions:
Inventory transfers to property and equipment	$1,129	$16,822

COMVERSE, INC. AND SUBSIDIARIES
CONSOLIDATED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

Table of Reconciliation from GAAP Income (Loss) from Operations to Non-GAAP Comverse Performance	Three Months Ended October 31,		Nine Months Ended October 31,
(In thousands)	2012	2011	2012	2011
Income (loss) from operations	$3,789	$29,501	$(5,304)	$1,417
Expense Adjustments:
Stock-based compensation expense	1,880	974	5,512	2,671
Amortization of acquisition-related intangibles	3,976	4,245	12,048	13,241
Compliance-related professional fees	176	4,162	189	14,629
Compliance-related compensation and other expenses	288	1,575	1,841	5,482
Impairment of goodwill	5,605	—	5,605	—
Impairment of property and equipment	15	1,118	50	1,275
Litigation settlements and related costs	413	—	170	474
Restructuring charges	(23)	1,838	1,084	14,888
Other	3	(8)	(205)	(55)
Total expense adjustments	12,333	13,904	26,294	52,605
Comverse performance	$16,122	$43,405	$20,990	$54,022

COMVERSE, INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
The tables below present information about total revenue, total costs and expenses, income (loss) from operations, segment performance, interest expense and depreciation and amortization, for the nine months ended October 31, 2012 and 2011:

	Comverse BSS	Comverse VAS	Comverse Other	Consolidated and Combined
	(In thousands)
Three Months Ended October 31, 2012
Total revenue	$67,846	$111,656	$7,886	$187,388
Total costs and expenses	$58,706	$67,628	$57,265	$183,599
Income (loss) from operations	$9,140	$44,028	$(49,379)	$3,789
Computation of segment performance:
Segment revenue	$67,846	$111,656	$7,886
Total costs and expenses	$58,706	$67,628	$57,265
Segment expense adjustments:
Stock-based compensation expense	—	—	1,880
Amortization of acquisition-related intangibles	3,976	—	—
Compliance-related professional fees	—	—	176
Compliance-related compensation and other expenses	—	—	288
Impairment of goodwill	—	—	5,605
Impairment of property and equipment	—	—	15
Litigation settlements and related cost	—	—	413
Restructuring charges	—	—	(23)
Other	2	—	1
Segment expense adjustments	3,978	—	8,355
Segment expenses	54,728	67,628	48,910
Segment performance	$13,118	$44,028	$(41,024)
Interest expense	$—	$—	$(218)	$(218)
Depreciation and amortization	$(4,780)	$(1,243)	$(1,815)	$(7,838)

COMVERSE, INC. AND SUBSIDIARIES
SEGMENT INFORMATION (CONTINUED)
(Unaudited)

	Comverse BSS	Comverse VAS	Comverse Other	Consolidated and Combined
	(In thousands)
Three Months Ended October 31, 2011
Total revenue	$117,731	$112,655	$13,411	$243,797
Total costs and expenses	$87,318	$64,283	$62,695	$214,296
Income (loss) from operations	$30,413	$48,372	$(49,284)	$29,501
Computation of segment performance:
Segment revenue	$117,731	$112,655	$13,411
Total costs and expenses	$87,318	$64,283	$62,695
Segment expense adjustments:
Stock-based compensation expense	—	—	974
Amortization of acquisition-related intangibles	4,245	—	—
Compliance-related professional fees	—	—	4,162
Compliance-related compensation and other expenses	(1)	295	1,281
Impairment of property and equipment	—	—	1,118
Restructuring charges	—	—	1,838
Other	—	—	(8)
Segment expense adjustments	4,244	295	9,365
Segment expenses	83,074	63,988	53,330
Segment performance	$34,657	$48,667	$(39,919)
Interest expense	$—	$—	$(283)	$(283)
Depreciation and amortization	$(5,116)	$(1,248)	$(2,202)	$(8,566)

COMVERSE, INC. AND SUBSIDIARIES
SEGMENT INFORMATION (CONTINUED)
(Unaudited)

	Comverse BSS	Comverse VAS	Comverse Other	Consolidated and Combined
	(In thousands)
Nine Months Ended October 31, 2012
Total revenue	$194,578	$268,867	$32,919	$496,364
Total costs and expenses	$166,409	$177,819	$157,440	$501,668
Income (loss) from operations	$28,169	$91,048	$(124,521)	$(5,304)
Computation of segment performance:
Segment revenue	$194,578	$268,867	$32,919
Total costs and expenses	$166,409	$177,819	$157,440
Segment expense adjustments:
Stock-based compensation expense	—	—	5,512
Amortization of acquisition-related intangibles	12,048	—	—
Compliance-related professional fees	—	—	189
Compliance-related compensation and other expenses	678	916	247
Impairment of goodwill	—	—	5,605
Impairment of property and equipment	—	—	50
Litigation settlements and related costs	—	—	170
Restructuring charges	—	—	1,084
Other	2	—	(207)
Segment expense adjustments	12,728	916	12,650
Segment expenses	153,681	176,903	144,790
Segment performance	$40,897	$91,964	$(111,871)
Interest expense	$—	$—	$(594)	$(594)
Depreciation and amortization	$(14,443)	$(3,688)	$(5,662)	$(23,793)

COMVERSE, INC. AND SUBSIDIARIES
SEGMENT INFORMATION (CONTINUED)
(Unaudited)

	Comverse BSS	Comverse VAS	Comverse Other	Consolidated and Combined
	(In thousands)
Nine Months Ended October 31, 2011
Total revenue	$278,403	$276,234	$34,979	$589,616
Total costs and expenses	$222,142	$177,217	$188,840	$588,199
Income (loss) from operations	$56,261	$99,017	$(153,861)	$1,417
Computation of segment performance:
Segment revenue	$278,403	$276,234	$34,979
Total costs and expenses	$222,142	$177,217	$188,840
Segment expense adjustments:
Stock-based compensation expense	—	—	2,671
Amortization of acquisition-related intangibles	13,241	—	—
Compliance-related professional fees	—	—	14,629
Compliance-related compensation and other expenses	2,066	1,531	1,885
Impairment of property and equipment	—	5	1,270
Litigation settlements and related costs	—	—	474
Restructuring charges	—	—	14,888
Other	—	—	(55)
Segment expense adjustments	15,307	1,536	35,762
Segment expenses	206,835	175,681	153,078
Segment performance	$71,568	$100,553	$(118,099)
Interest expense	$—	$—	$(754)	$(754)
Depreciation and amortization	$(15,957)	$(3,281)	$(6,676)	$(25,914)